Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2007	2007	2006	2006	2006	2007	2006
PROFITABILITY
Net income	$830	$784	$1,058	$748	$767	$1,614	$1,752
Net interest income	2,034	2,081	1,998	1,947	2,060	4,115	4,176
Noninterest income	1,758	1,541	1,592	1,570	1,578	3,299	3,216
Noninterest expense	2,138	2,105	2,257	2,184	2,229	4,244	4,367

Diluted earnings per common share:
Income from continuing operations	$0.92	$0.86	$0.66	$0.76	$0.78	$1.78	$1.75
Income from discontinued operations	-	-	0.44	0.01	0.01	-	0.02
Net income	0.92	0.86	1.10	0.77	0.79	1.78	1.77

Diluted weighted average number of common shares outstanding
(in thousands)	893,090	899,706	955,817	967,376	975,504	896,304	989,408
Net interest margin	2.90%	2.79%	2.58%	2.53%	2.65%	2.85%	2.70%
Dividends declared per common share	$0.55	$0.54	$0.53	$0.52	$0.51	$1.09	$1.01
Book value per common share (period end)(1)	27.27	27.30	28.21	27.65	27.31	27.27	27.31
Return on average assets	1.05%	0.95%	1.20%	0.86%	0.88%	1.00%	1.01%
Return on average common equity	13.74	12.99	16.03	11.47	11.82	13.36	13.28
Efficiency ratio(2)(3)	56.38	58.13	62.87	62.09	61.27	57.24	59.08

ASSET QUALITY
Nonperforming assets(4) to total assets	1.29%	1.02%	0.80%	0.69%	0.62%	1.29%	0.62%
Allowance as a percentage of loans held in portfolio	0.73	0.71	0.72	0.64	0.68	0.73	0.68

CREDIT PERFORMANCE
Provision for loan and lease losses	$372	$234	$344	$166	$224	$606	$306
Net charge-offs	271	183	136	154	116	454	221

CAPITAL ADEQUACY
Capital Ratios for WMI:
Tangible equity to total tangible assets(5)	6.07%	5.78%	6.04%	5.86%	5.84%	6.07%	5.84%
Total risk-based capital to total risk-weighted assets(6)	10.98	11.17	11.77	11.10	11.26	10.98	11.26
Tier 1 capital to average total assets(6)	6.09	5.87	6.35	6.28	6.24	6.09	6.24
Capital Ratios for WMB (well-capitalized minimum)(7):
Tier 1 capital to adjusted total assets (5.00%)	7.02	6.70	6.79	6.47	6.33	7.02	6.33
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	8.06	7.88	8.28	8.12	8.13	8.06	8.13
Total risk-based capital to total risk-weighted assets (10.00%)	12.05	11.94	12.16	11.30	11.39	12.05	11.39

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$216,004	$222,617	$239,265	$242,165	$242,334	$219,292	$237,446
Total interest-earning assets(2)	279,836	295,700	314,784	312,827	313,239	287,724	310,523
Total assets	316,004	331,905	353,056	349,542	348,664	323,911	346,175
Total deposits	206,765	210,764	214,801	208,912	200,252	208,753	195,668
Total stockholders' equity	24,436	24,407	26,700	26,147	25,958	24,422	26,388
Period-end balance sheet:
Total loans held in portfolio, net	213,434	215,481	223,330	240,215	241,840	213,434	241,840
Total assets	312,219	319,985	346,288	348,877	350,884	312,219	350,884
Total deposits	201,380	210,209	213,956	210,882	204,558	201,380	204,558
Total stockholders' equity	24,210	24,578	26,969	26,458	26,131	24,210	26,131
Common shares outstanding at the end of period (in thousands)(8)	875,722	888,111	944,479	945,098	962,880	875,722	962,880
Employees at end of period	49,989	49,693	49,824	51,056	56,247	49,989	56,247

(1)	Excludes six million shares held in escrow.
(2)	Based on continuing operations.
(3)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(4)	Excludes nonaccrual loans held for sale.
(5)
Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets (except MSR) and the impact from the adoption and application of FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, as of December 31, 2006.  Minority interests of $2.94 billion for June 30, 2007, $2.45 billion for March 31, 2007 and December 31, 2006 and $1.96 billion for September 30, 2006 and June 30, 2006 are included in the numerator.

(6)	The capital ratios are estimated as if Washington Mutual, Inc. were a bank holding company subject to Federal Reserve Board capital requirements.
(7)	Capital ratios for Washington Mutual Bank ("WMB") at June 30, 2007 are preliminary.
(8)	Includes six million shares held in escrow.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2007	2007	2006	2006	2006
Interest Income
Loans held for sale	$421	$562	$515	$435	$395
Loans held in portfolio	3,786	3,900	4,053	4,012	3,887
Available-for-sale securities	351	332	392	379	368
Trading assets	108	113	102	140	165
Other interest and dividend income	82	101	148	139	120
Total interest income	4,748	5,008	5,210	5,105	4,935
Interest Expense
Deposits	1,723	1,772	1,843	1,739	1,461
Borrowings	991	1,155	1,369	1,419	1,414
Total interest expense	2,714	2,927	3,212	3,158	2,875
Net interest income	2,034	2,081	1,998	1,947	2,060
Provision for loan and lease losses	372	234	344	166	224
Net interest income after provision for loan and lease losses	1,662	1,847	1,654	1,781	1,836
Noninterest Income
Revenue from sales and servicing of home mortgage loans	300	125	164	118	222
Revenue from sales and servicing of consumer loans	403	443	372	355	424
Depositor and other retail banking fees	720	665	692	655	641
Credit card fees	183	172	182	165	152
Securities fees and commissions	70	60	54	52	56
Insurance income	29	29	30	31	33
Net gain (loss) on trading assets	(145)	(108)	(81)	68	(129)
Gain (loss) from sales of other available-for-sale securities	7	35	(1)	(1)	-
Other income	191	120	180	127	179
Total noninterest income	1,758	1,541	1,592	1,570	1,578
Noninterest Expense
Compensation and benefits	977	1,002	945	939	1,021
Occupancy and equipment	354	376	476	408	435
Telecommunications and outsourced information services	132	129	133	142	145
Depositor and other retail banking losses	58	61	64	57	51
Advertising and promotion	113	98	107	124	117
Professional fees	55	38	89	57	45
Other expense	449	401	443	457	415
Total noninterest expense	2,138	2,105	2,257	2,184	2,229
Minority interest expense	42	43	34	34	37
Income from continuing operations before income taxes	1,240	1,240	955	1,133	1,148
Income taxes	410	456	315	394	389
Income from continuing operations	830	784	640	739	759
Discontinued Operations(1)
Income from discontinued operations before income taxes	-	-	2	14	12
Gain on disposition of discontinued operations	-	-	667	-	-
Income taxes	-	-	251	5	4
Income from discontinued operations	-	-	418	9	8
Net Income	$830	$784	$1,058	$748	$767
Net Income Available to Common Stockholders	$822	$777	$1,050	$748	$767

Basic Earnings Per Common Share:
Income from continuing operations	$0.95	$0.89	$0.68	$0.78	$0.80
Income from discontinued operations	-	-	0.45	0.01	0.01
Net Income	0.95	0.89	1.13	0.79	0.81

Diluted Earnings Per Common Share:
Income from continuing operations	$0.92	$0.86	$0.66	$0.76	$0.78
Income from discontinued operations	-	-	0.44	0.01	0.01
Net Income	0.92	0.86	1.10	0.77	0.79

Dividends declared per common share	0.55	0.54	0.53	0.52	0.51
Basic weighted average number of common shares outstanding (in thousands)	868,968	874,816	931,484	941,898	947,023
Diluted weighted average number of common shares outstanding (in thousands)	893,090	899,706	955,817	967,376	975,504

(1)	Represents WM Advisors, Inc., the Company's retail mutual fund management business, which was sold in the fourth quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Six Months Ended
	June 30,	June 30,
	2007	2006
Interest Income
Loans held for sale	$984	$856
Loans held in portfolio	7,686	7,468
Available-for-sale securities	682	690
Trading assets	221	363
Other interest and dividend income	183	215
Total interest income	9,756	9,592
Interest Expense
Deposits	3,495	2,682
Borrowings	2,146	2,734
Total interest expense	5,641	5,416
Net interest income	4,115	4,176
Provision for loan and lease losses	606	306
Net interest income after provision for loan and lease losses	3,509	3,870
Noninterest Income
Revenue from sales and servicing of home mortgage loans	425	486
Revenue from sales and servicing of consumer loans	846	801
Depositor and other retail banking fees	1,385	1,219
Credit card fees	355	291
Securities fees and commissions	131	108
Insurance income	58	66
Net loss on trading assets	(253)	(142)
Gain (loss) from sales of other available-for-sale securities	41	(8)
Other income	311	395
Total noninterest income	3,299	3,216
Noninterest Expense
Compensation and benefits	1,979	2,054
Occupancy and equipment	731	826
Telecommunications and outsourced information services	261	279
Depositor and other retail banking losses	119	108
Advertising and promotion	211	211
Professional fees	93	81
Other expense	850	808
Total noninterest expense	4,244	4,367
Minority interest expense	85	37
Income from continuing operations before income taxes	2,479	2,682
Income taxes	865	947
Income from continuing operations	1,614	1,735
Discontinued Operations(1)
Income from discontinued operations before income taxes	-	27
Income taxes	-	10
Income from discontinued operations	-	17
Net Income	$1,614	$1,752
Net Income Available to Common Stockholders	$1,599	$1,752

Basic Earnings Per Common Share:
Income from continuing operations	$1.83	$1.81
Income from discontinued operations	-	0.02
Net Income	1.83	1.83

Diluted Earnings Per Common Share:
Income from continuing operations	$1.78	$1.75
Income from discontinued operations	-	0.02
Net Income	1.78	1.77

Dividends declared per common share	1.09	1.01
Basic weighted average number of common shares outstanding (in thousands)	871,876	960,245
Diluted weighted average number of common shares outstanding (in thousands)	896,304	989,408

(1)	Represents WM Advisors, Inc., the Company's retail mutual fund management business, which was sold in the fourth quarter of 2006.

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions)
(unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2007	2007	2006	2006	2006
Assets
Cash and cash equivalents	$4,167	$4,047	$6,948	$6,649	$6,675
Federal funds sold and securities purchased under agreements to resell	3,267	8,279	3,743	5,102	4,112
Trading assets	5,534	5,290	4,434	5,391	7,445
Available-for-sale securities, total amortized cost of $28,934, $22,921,
$25,073, $29,136 and $28,504:
Mortgage-backed securities	19,810	15,939	18,063	22,353	21,438
Investment securities	8,530	6,900	6,915	6,664	6,358
Total available-for-sale securities	28,340	22,839	24,978	29,017	27,796
Loans held for sale	19,327	26,874	44,970	23,720	23,342
Loans held in portfolio	214,994	217,021	224,960	241,765	243,503
Allowance for loan and lease losses	(1,560)	(1,540)	(1,630)	(1,550)	(1,663)
Loans held in portfolio, net	213,434	215,481	223,330	240,215	241,840
Investment in Federal Home Loan Banks	1,596	2,230	2,705	3,013	3,500
Mortgage servicing rights	7,231	6,507	6,193	6,288	9,162
Goodwill	9,056	9,052	9,050	8,368	8,339
Other assets	20,267	19,386	19,937	21,114	18,673
Total assets	$312,219	$319,985	$346,288	$348,877	$350,884
Liabilities
Deposits:
Noninterest-bearing deposits	$33,557	$34,367	$33,386	$34,667	$35,457
Interest-bearing deposits	167,823	175,842	180,570	176,215	169,101
Total deposits	201,380	210,209	213,956	210,882	204,558
Federal funds purchased and commercial paper	3,390	563	4,778	5,282	6,138
Securities sold under agreements to repurchase	9,357	8,323	11,953	13,665	19,866
Advances from Federal Home Loan Banks	21,412	24,735	44,297	47,247	55,311
Other borrowings	40,313	39,430	32,852	33,883	27,995
Other liabilities	9,212	9,694	9,035	9,501	8,926
Minority interests	2,945	2,453	2,448	1,959	1,959
Total liabilities	288,009	295,407	319,319	322,419	324,753
Stockholders' equity
Preferred stock	492	492	492	492	-
Capital surplus - common stock	2,715	3,121	5,825	5,761	6,596
Accumulated other comprehensive loss	(568)	(268)	(287)	(180)	(599)
Retained earnings	21,571	21,233	20,939	20,385	20,134
Total stockholders' equity	24,210	24,578	26,969	26,458	26,131
Total liabilities and stockholders' equity	$312,219	$319,985	$346,288	$348,877	$350,884

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,		Dec. 31,		Sept. 30,	June 30,
	2007	2007		2006		2006	2006

Stockholders' Equity Rollforward
Balance, beginning of period	$24,578	$26,969		$26,458		$26,131	$25,819
Net income	830	784		1,058		748	767
Cumulative effect from the adoption of new accounting pronouncements	-	(6)	(1)	(157)	(2)	-	-
Other comprehensive income (loss), net of income taxes	(300)	19		50		419	(151)
Cash dividends declared on common stock	(484)	(476)		(496)		(497)	(486)
Cash dividends declared on preferred stock	(8)	(7)		(8)		-	-
Common stock repurchased and retired(3)	(500)	(2,797)		-		(930)	-
Common stock issued	94	92		64		95	182
Preferred stock issued	-	-		-		492	-
Balance, end of period	$24,210	$24,578		$26,969		$26,458	$26,131

(1)	As of January 1, 2007, the Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes.
(2)
On December 31, 2006, the Company adopted Statement of Financial Accounting Standards ("Statement") No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans.  Statement No. 158 requires an entity to recognize the overfunded or underfunded status of its defined benefit postretirement plans as an asset or liability in its statement of financial condition and to recognize changes, through comprehensive income, in that funded status in the year in which the changes occur.  The cumulative effects, net of income taxes, resulted in a $274 million decrease to December 31, 2006 other assets and a $117 million decrease to December 31, 2006 other liabilities.

(3)
The Company repurchased 13.5 million,  61.4 million, 1.7 million, 18.8 million and zero shares of its common stock in the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006.  At June 30, 2007, the total remaining common stock repurchase authority was 54.7 million shares.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2007	2007	2006	2006	2006	2007	2006
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,283	$1,275	$1,239	$1,260	$1,323	$2,558	$2,670
Provision for loan and lease losses	91	62	47	53	13	153	67
Noninterest income	819	751	774	738	732	1,571	1,401
Inter-segment revenue	21	22	17	17	16	43	30
Noninterest expense	1,139	1,075	1,102	1,079	1,109	2,215	2,197
Income from continuing operations before income taxes	893	911	881	883	949	1,804	1,837
Income taxes	335	342	336	337	363	677	702
Income from continuing operations	558	569	545	546	586	1,127	1,135
Income from discontinued operations	-	-	12	9	8	-	17
Net income	$558	$569	$557	$555	$594	$1,127	$1,152
Performance and other data:
Efficiency ratio	53.65%	52.50%	54.29%	53.55%	53.53%	53.09%	53.57%
Average loans	$149,716	$155,206	$172,029	$180,829	$182,891	$152,445	$178,396
Average assets	159,518	165,047	182,256	191,288	193,246	162,267	188,721
Average deposits:
Checking deposits:
Noninterest bearing	23,107	22,331	21,873	21,440	21,418	22,722	20,884
Interest bearing	30,282	31,739	33,010	34,792	37,518	31,006	38,922
Total checking deposits	53,389	54,070	54,883	56,232	58,936	53,728	59,806
Savings and money market deposits	43,814	43,103	41,442	38,317	38,143	43,460	37,790
Time deposits	48,049	46,857	47,188	45,405	41,724	47,456	41,334
Average deposits	145,252	144,030	143,513	139,954	138,803	144,644	138,930
Loan volume	10,069	8,492	7,966	9,006	10,105	18,561	17,360
Employees at end of period	28,178	27,883	27,671	28,042	31,432	28,178	31,432
CARD SERVICES GROUP
Managed basis(1)
Condensed income statement:
Net interest income	$660	$653	$664	$633	$615	$1,314	$1,232
Provision for loan and lease losses	523	388	555	345	417	912	747
Noninterest income	393	474	451	343	389	867	734
Inter-segment expense	5	4	2	2	1	9	2
Noninterest expense	300	325	316	294	293	626	590
Income before income taxes	225	410	242	335	293	634	627
Income taxes	84	154	93	128	112	238	240
Net income	$141	$256	$149	$207	$181	$396	$387
Performance and other data:
Efficiency ratio	28.68%	28.96%	28.41%	30.16%	29.19%	28.82%	30.05%
Average loans	$24,234	$23,604	$22,875	$21,706	$20,474	$23,921	$20,281
Average assets	26,762	26,039	25,472	24,236	23,044	26,403	22,905
Employees at end of period	2,889	2,646	2,676	2,731	2,597	2,889	2,597

Securitization adjustments
Condensed income statement:
Net interest income	$(459)	$(414)	$(437)	$(411)	$(405)	$(874)	$(837)
Provision for loan and lease losses	(294)	(282)	(280)	(220)	(217)	(577)	(442)
Noninterest income	165	132	157	191	188	297	395
Performance and other data:
Average loans	(13,888)	(12,507)	(12,811)	(12,169)	(11,565)	(13,201)	(11,835)
Average assets	(12,287)	(10,961)	(11,035)	(10,330)	(9,753)	(11,627)	(9,985)
Adjusted basis
Condensed income statement:
Net interest income	$201	$239	$227	$222	$210	$440	$395
Provision for loan and lease losses	229	106	275	125	200	335	305
Noninterest income	558	606	608	534	577	1,164	1,129
Inter-segment expense	5	4	2	2	1	9	2
Noninterest expense	300	325	316	294	293	626	590
Income before income taxes	225	410	242	335	293	634	627
Income taxes	84	154	93	128	112	238	240
Net income	$141	$256	$149	$207	$181	$396	$387
Performance and other data:
Average loans	$10,346	$11,097	$10,064	$9,537	$8,909	$10,720	$8,446
Average assets	14,475	15,078	14,437	13,906	13,291	14,776	12,920

(This table is continued on "WM-7.")
(1)
The managed basis presentation treats securitized and sold credit card receivables as if they were still on the balance sheet. The Company uses this basis in assessing the overall performance of this operating segment. The managed basis presentation of the Card Services Group is derived by adjusting the GAAP financial information to add back securitized loan balances and the related interest, fee income and provision for credit losses.  Such adjustments are eliminated as securitization adjustments when reporting GAAP results.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Six Months Ended
(This table is continued from "WM-6.")	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2007	2007	2006	2006	2006	2007	2006
COMMERCIAL GROUP
Condensed income statement:
Net interest income	$195	$200	$189	$159	$166	$395	$329
Provision for loan and lease losses	2	(10)	(69)	(2)	(10)	(7)	(10)
Noninterest income	62	14	40	25	17	76	29
Noninterest expense	74	74	72	60	57	148	125
Income before income taxes	181	150	226	126	136	330	243
Income taxes	68	56	86	48	52	124	93
Net income	$113	$94	$140	$78	$84	$206	$150
Performance and other data:
Efficiency ratio	28.77%	34.52%	31.49%	32.21%	31.28%	31.38%	34.80%
Average loans	$38,789	$38,641	$37,552	$32,414	$31,505	$38,715	$31,260
Average assets	41,181	41,001	40,216	34,560	33,709	41,092	33,522
Average deposits	6,160	3,762	3,609	2,323	2,242	4,968	2,250
Loan volume	4,348	3,671	4,019	3,104	2,961	8,018	5,731
Employees at end of period	1,404	1,351	1,409	1,242	1,252	1,404	1,252
HOME LOANS GROUP
Condensed income statement:
Net interest income	$215	$245	$273	$276	$290	$460	$628
Provision for loan and lease losses	101	49	47	84	38	150	57
Noninterest income	391	162	126	314	461	553	862
Inter-segment expense	16	18	15	15	15	34	28
Noninterest expense	548	521	534	528	617	1,069	1,239
Income (loss) before income taxes	(59)	(181)	(197)	(37)	81	(240)	166
Income taxes (benefit)	(22)	(68)	(75)	(14)	31	(90)	63
Net income (loss)	$(37)	$(113)	$(122)	$(23)	$50	$(150)	$103
Performance and other data:
Efficiency ratio	92.82%	133.90%	138.93%	92.00%	83.80%	109.14%	84.70%
Average loans	$43,312	$53,254	$51,048	$45,407	$43,988	$48,255	$46,934
Average assets	60,330	71,381	71,512	70,565	70,958	65,824	74,541
Average deposits	17,506	16,767	19,788	20,659	20,124	17,139	18,339
Loan volume	31,541	30,609	34,897	37,200	41,747	62,150	86,745
Employees at end of period	12,735	13,025	13,025	13,936	15,560	12,735	15,560
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest income (expense)	$2	$(15)	$(64)	$(107)	$(60)	$(13)	$(104)
Provision for loan and lease losses	(51)	27	44	(94)	(17)	(25)	(113)
Noninterest income (expense)	42	81	142	75	(88)	123	63
Noninterest expense	77	110	233	223	153	186	216
Minority interest expense	42	43	34	34	37	85	37
Loss from continuing operations before income taxes	(24)	(114)	(233)	(195)	(321)	(136)	(181)
Income taxes (benefit)	(38)	(71)	(103)	(90)	(129)	(109)	(96)
Income (loss) from continuing operations	14	(43)	(130)	(105)	(192)	(27)	(85)
Income from discontinued operations	-	-	406	-	-	-	-
Net income (loss)	$14	$(43)	$276	$(105)	$(192)	$(27)	$(85)
Performance and other data:
Average loans	$1,367	$1,345	$1,294	$1,245	$1,178	$1,356	$1,160
Average assets	41,801	40,877	46,208	40,823	39,061	41,341	38,057
Average deposits	37,847	46,205	47,891	45,976	39,083	42,002	36,149
Loan volume	72	107	144	58	82	179	105
Employees at end of period	4,783	4,788	5,043	5,105	5,406	4,783	5,406

(This table is continued on "WM-8.")

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Six Months Ended
(This table is continued from "WM-7.")	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2007	2007	2006	2006	2006	2007	2006
RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(1)	$138	$137	$134	$137	$131	$275	$258
Noninterest income (expense)(2)	(114)	(73)	(98)	(116)	(121)	(188)	(268)
Income (loss) before income taxes	24	64	36	21	10	87	(10)
Income taxes (benefit)(3)	(17)	43	(22)	(15)	(40)	25	(55)
Net income	$41	$21	$58	$36	$50	$62	$45
Performance and other data:
Average loans(4)	$(1,301)	$(1,479)	$(1,573)	$(1,600)	$(1,601)	$(1,389)	$(1,586)
Average assets(4)	(1,301)	(1,479)	(1,573)	(1,600)	(1,601)	(1,389)	(1,586)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$2,034	$2,081	$1,998	$1,947	$2,060	$4,115	$4,176
Provision for loan and lease losses	372	234	344	166	224	606	306
Noninterest income	1,758	1,541	1,592	1,570	1,578	3,299	3,216
Noninterest expense	2,138	2,105	2,257	2,184	2,229	4,244	4,367
Minority interest expense	42	43	34	34	37	85	37
Income from continuing operations before income taxes	1,240	1,240	955	1,133	1,148	2,479	2,682
Income taxes	410	456	315	394	389	865	947
Income from continuing operations	830	784	640	739	759	1,614	1,735
Income from discontinued operations	-	-	418	9	8	-	17
Net income	$830	$784	$1,058	$748	$767	$1,614	$1,752
Performance and other data:
Efficiency ratio	56.38%	58.13%	62.87%	62.09%	61.27%	57.24%	59.08%
Average loans	$242,229	$258,064	$270,414	$267,832	$266,870	$250,102	$264,610
Average assets	316,004	331,905	353,056	349,542	348,664	323,911	346,175
Average deposits	206,765	210,764	214,801	208,912	200,252	208,753	195,668
Loan volume	46,030	42,879	47,026	49,368	54,895	88,908	109,941
Employees at end of period	49,989	49,693	49,824	51,056	56,247	49,989	56,247

(1)
Represents the difference between mortgage loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income.  For management reporting purposes, certain mortgage loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group.  Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group reflects this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(2)
Represents the difference between gain from mortgage loans recorded by the Home Loans Group and gain from mortgage loans recognized in the Company's Consolidated Statements of Income.  A substantial amount of loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(3)	Represents the tax effect of reconciling adjustments.
(4)	Represents the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized upon transfer of portfolio loans from the Home Loans Group.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30, 2007			Mar. 31, 2007			June 30, 2006
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets(1):
Federal funds sold and securities purchased under agreements to resell	$3,964	5.39%	$53	$3,930	5.39%	$52	$4,413	4.99%	$56
Trading assets	4,995	8.67	108	5,594	8.10	113	8,595	7.69	165
Available-for-sale securities(2):
Mortgage-backed securities	18,576	5.36	249	17,887	5.47	245	21,840	5.34	292
Investment securities	7,983	5.10	102	6,753	5.17	87	6,215	4.91	76
Loans held for sale	26,225	6.43	421	35,447	6.37	562	24,536	6.42	395
Loans held in portfolio:
Loans secured by real estate:
Home loans(3)(4)	90,818	6.44	1,462	97,365	6.45	1,570	125,559	5.77	1,809
Home equity loans and lines of credit(4)	54,431	7.59	1,031	53,014	7.56	989	52,225	7.28	949
Subprime mortgage channel(5)	20,152	6.80	343	20,612	6.67	344	19,640	6.21	305
Home construction(6)	2,043	6.72	34	2,061	6.55	34	2,068	6.47	33
Multi-family	29,419	6.63	488	29,826	6.57	490	26,291	6.23	410
Other real estate	6,843	7.03	120	6,763	7.03	117	5,585	6.97	98
Total loans secured by real estate	203,706	6.83	3,478	209,641	6.79	3,544	231,368	6.23	3,604
Consumer:
Credit card	10,101	10.44	263	10,904	11.57	311	8,448	11.28	238
Other	254	12.44	8	267	12.96	9	594	9.74	14
Commercial	1,943	7.73	37	1,805	7.95	36	1,924	6.61	31
Total loans held in portfolio	216,004	7.02	3,786	222,617	7.04	3,900	242,334	6.42	3,887
Other	2,089	5.47	29	3,472	5.77	49	5,306	4.80	64
Total interest-earning assets	279,836	6.79	4,748	295,700	6.81	5,008	313,239	6.30	4,935
Noninterest-earning assets:
Mortgage servicing rights	6,782			6,304			9,003
Goodwill	9,054			9,054			8,302
Other assets	20,332			20,847			18,120
Total assets	$316,004			$331,905			$348,664
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$30,373	2.51	190	$31,821	2.63	206	$37,603	2.61	245
Savings and money market deposits	58,969	3.33	490	54,862	3.27	443	48,095	2.82	339
Time deposits	84,330	4.96	1,043	91,631	4.97	1,123	79,541	4.39	877
Total interest-bearing deposits	173,672	3.98	1,723	178,314	4.03	1,772	165,239	3.53	1,461
Federal funds purchased and commercial paper	2,169	5.36	29	3,846	5.48	52	7,767	4.97	97
Securities sold under agreements to repurchase	8,416	5.35	112	12,098	5.48	164	17,923	4.97	225
Advances from Federal Home Loan Banks	22,063	5.36	295	36,051	5.38	478	60,862	4.85	745
Other	39,886	5.57	555	32,808	5.67	461	26,239	5.27	347
Total interest-bearing liabilities	246,206	4.42	2,714	263,117	4.51	2,927	278,030	4.12	2,875
Noninterest-bearing sources:
Noninterest-bearing deposits	33,093			32,450			35,013
Other liabilities	9,610			9,482			7,698
Minority interests	2,659			2,449			1,965
Stockholders' equity	24,436			24,407			25,958
Total liabilities and stockholders' equity	$316,004			$331,905			$348,664
Net interest spread and net interest income		2.37	$2,034		2.30	$2,081		2.18	$2,060
Impact of noninterest-bearing sources		0.53			0.49			0.47
Net interest margin		2.90			2.79			2.65

(1)	Nonaccrual assets and related income, if any, are included in their respective categories.
(2)	The average balance and yield are based on average amortized cost balances.
(3)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $344 million, $361 million and $245 million for the three months ended June 30, 2007, March 31, 2007 and June 30, 2006.

(4)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(5)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(6)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Six Months Ended
	June 30, 2007			June 30, 2006
			Interest			Interest
			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets(1):
Federal funds sold and securities purchased under agreements to resell	$3,947	5.39%	$105	$4,086	4.82%	$99
Trading assets	5,293	8.37	221	10,135	7.18	363
Available-for-sale securities(2):
Mortgage-backed securities	18,234	5.42	494	20,997	5.31	558
Investment securities	7,372	5.13	188	5,534	4.78	132
Loans held for sale	30,810	6.40	984	27,164	6.30	856
Loans held in portfolio:
Loans secured by real estate:
Home loans(3)(4)	94,074	6.45	3,033	121,661	5.68	3,452
Home equity loans and lines of credit(4)	53,726	7.57	2,020	51,776	7.12	1,831
Subprime mortgage channel(5)	20,381	6.74	686	19,803	6.08	602
Home construction(6)	2,052	6.63	68	2,063	6.41	66
Multi-family	29,621	6.60	977	26,026	6.08	791
Other real estate	6,803	7.03	238	5,372	6.90	186
Total loans secured by real estate	206,657	6.81	7,022	226,701	6.12	6,928
Consumer:
Credit card	10,500	11.03	574	8,130	11.02	444
Other	261	12.70	17	607	10.40	32
Commercial	1,874	7.83	73	2,008	6.39	64
Total loans held in portfolio	219,292	7.03	7,686	237,446	6.30	7,468
Other	2,776	5.65	78	5,161	4.50	116
Total interest-earning assets	287,724	6.80	9,756	310,523	6.19	9,592
Noninterest-earning assets:
Mortgage servicing rights	6,545			8,634
Goodwill	9,054			8,300
Other assets	20,588			18,718
Total assets	$323,911			$346,175
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$31,093	2.57	397	$39,012	2.45	473
Savings and money market deposits	56,927	3.31	933	46,464	2.61	602
Time deposits	87,960	4.96	2,165	76,379	4.22	1,607
Total interest-bearing deposits	175,980	4.00	3,495	161,855	3.33	2,682
Federal funds purchased and commercial paper	3,003	5.44	81	7,616	4.72	179
Securities sold under agreements to repurchase	10,247	5.43	276	16,608	4.74	396
Advances from Federal Home Loan Banks	29,019	5.37	773	63,912	4.65	1,491
Other	36,366	5.62	1,016	26,437	5.04	668
Total interest-bearing liabilities	254,615	4.47	5,641	276,428	3.92	5,416
Noninterest-bearing sources:
Noninterest-bearing deposits	32,773			33,813
Other liabilities	9,547			8,284
Minority interests	2,554			1,262
Stockholders' equity	24,422			26,388
Total liabilities and stockholders' equity	$323,911			$346,175
Net interest spread and net interest income		2.33	$4,115		2.27	$4,176
Impact of noninterest-bearing sources		0.52			0.43
Net interest margin		2.85			2.70

(1)	Nonaccrual assets and related income, if any, are included in their respective categories.
(2)	The average balance and yield are based on average amortized cost balances.
(3)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $706 million and $439 million for the six months ended June 30, 2007 and June 30, 2006.

(4)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(5)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(6)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from Mar. 31, 2007 to June 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$(258)	$24,142	$24,400	$22,838	$22,466	$22,450
Interest bearing	(1,931)	29,592	31,523	32,723	33,761	35,958
Total checking deposits	(2,189)	53,734	55,923	55,561	56,227	58,408
Savings and money market deposits	(441)	43,617	44,058	41,943	39,481	37,664
Time deposits(1)	878	48,140	47,262	46,821	47,361	43,685
Total retail deposits	(1,752)	145,491	147,243	144,325	143,069	139,757
Commercial business and other deposits	1,445	19,186	17,741	15,175	15,831	15,625
Brokered deposits:
Consumer	(1,842)	17,153	18,995	22,299	22,430	14,316
Institutional	(6,231)	11,025	17,256	22,339	18,236	22,708
Custodial and escrow deposits(2)	(449)	8,525	8,974	9,818	11,316	12,152
Total deposits	$(8,829)	$201,380	$210,209	$213,956	$210,882	$204,558

(1)	Weighted average remaining maturity of time deposits was 8 months at June 30, 2007, 9 months at March 31, 2007 and December 31, 2006 and 10 months at September 30, 2006 and June 30, 2006.
(2)	Substantially all custodial and escrow deposits are reported as noninterest-bearing checking deposits.

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2007	2007	2006	2006	2006
Retail Deposit Accounts (number of accounts)
Noninterest bearing checking	10,449,887	9,983,313	9,611,706	9,403,072	9,063,458
Interest bearing checking	1,399,203	1,459,534	1,503,365	1,532,215	1,564,396
Savings and money market	6,936,870	6,708,784	6,525,772	6,379,068	6,161,187
Total transaction accounts, end of period(1)	18,785,960	18,151,631	17,640,843	17,314,355	16,789,041

Net change in noninterest bearing checking accounts	466,574	371,607	208,634	339,614	432,812
Net change in checking accounts	406,243	327,776	179,784	307,433	404,190

(1)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	June 30,	Mar. 31,	Dec. 31,		Sept. 30,	June 30,
	2007	2007	2006		2006	2006
Retail Banking Stores
Stores, beginning of period	2,228	2,225	2,225		2,201	2,168
Stores opened during the quarter	11	6	81	(1)	25	35
Stores closed during the quarter	(4)	(3)	(81)		(1)	(2)
Stores, end of period	2,235	2,228	2,225		2,225	2,201

(1)	Includes 26 retail banking stores acquired through the merger with Commercial Capital Bancorp.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$7,888	$7,777	$9,487	$11,601	$12,728
Other ARMs	22	36	13	42	387
Total short-term adjustable-rate loans	7,910	7,813	9,500	11,643	13,115
Medium-term adjustable-rate loans(2)	14,953	13,567	17,323	16,707	16,041
Fixed-rate loans	8,172	8,824	7,351	8,818	13,695
Total home loan volume	31,035	30,204	34,174	37,168	42,851
Home equity loans and lines of credit	9,880	8,319	8,098	8,498	8,251
Home construction(3)	426	298	298	269	421
Multi-family	3,067	2,663	2,977	2,186	2,230
Other real estate	1,246	1,080	1,182	983	787
Total loans secured by real estate(4)	45,654	42,564	46,729	49,104	54,540
Consumer(5)	20	26	23	26	36
Commercial	356	289	274	238	319
Total loan volume	$46,030	$42,879	$47,026	$49,368	$54,895
Loan Volume by Channel
Retail	$27,051	$23,284	$24,426	$22,239	$23,709
Wholesale	14,588	13,378	16,002	14,964	14,798
Purchased	4,391	6,217	6,398	11,560	12,033
Correspondent	-	-	200	605	4,355
Total loan volume by channel	$46,030	$42,879	$47,026	$49,368	$54,895
Refinancing Activity(6)
Home loan refinancing	$22,637	$22,552	$25,060	$23,993	$26,667
Home equity loans and lines of credit and consumer	157	550	599	689	161
Home construction loans	121	276	283	254	379
Multi-family and other real estate	1,378	1,131	2,240	1,398	1,419
Total refinancing	$24,293	$24,509	$28,182	$26,334	$28,626

(1)	Short-term is defined as adjustable-rate loans that reprice within one year.
(2)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)
Includes mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name of $2.45 billion, $3.48 billion, $6.07 billion, $9.40 billion and $8.20 billion for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006.

(5)	Excludes credit card loan volume.
(6)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Six Months Ended
	June 30,	June 30,
	2007	2006
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$15,666	$21,505
Other ARMs	58	3,330
Total short-term adjustable-rate loans	15,724	24,835
Medium-term adjustable-rate loans(2)	28,519	30,906
Fixed-rate loans	16,996	31,300
Total home loan volume	61,239	87,041
Home equity loans and lines of credit	18,199	15,558
Home construction(3)	724	914
Multi-family	5,729	4,264
Other real estate	2,326	1,502
Total loans secured by real estate(4)	88,217	109,279
Consumer(5)	46	85
Commercial	645	577
Total loan volume	$88,908	$109,941
Loan Volume by Channel
Retail	$50,335	$46,289
Wholesale	27,965	31,520
Purchased	10,608	19,351
Correspondent	-	12,781
Total loan volume by channel	$88,908	$109,941
Refinancing Activity(6)
Home loan refinancing	$45,190	$53,537
Home equity loans and lines of credit and consumer	707	377
Home construction loans	396	772
Multi-family and other real estate	2,509	2,774
Total refinancing	$48,802	$57,460

(1)	Short-term is defined as adjustable-rate loans that reprice within one year.
(2)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)
Includes mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name of  $5.93 billion and $15.29 billion for the six months ended June 30, 2007 and June 30, 2006.

(5)	Excludes credit card loan volume.
(6)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from Mar. 31, 2007 to June 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
Loans Held in Portfolio
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$(4,675)	$53,455	$58,130	$63,557	$67,142	$69,224
Other ARMs	37	13,538	13,501	15,091	16,375	15,021
Total short-term adjustable-rate loans	(4,638)	66,993	71,631	78,648	83,517	84,245
Medium-term adjustable-rate loans(3)	(277)	29,647	29,924	29,774	47,740	52,032
Fixed-rate loans	(1)	9,505	9,506	9,782	9,928	9,424
Total home loans	(4,916)	106,145	111,061	118,204	141,185	145,701
Home equity loans and lines of credit	2,508	58,631	56,123	54,924	54,364	52,981
Home construction(4)	(13)	2,058	2,071	2,082	2,077	2,082
Multi-family	(225)	29,290	29,515	30,161	27,407	26,749
Other real estate	151	6,879	6,728	6,745	5,869	5,537
Total loans secured by real estate(5)	(2,495)	203,003	205,498	212,116	230,902	233,050
Consumer:
Credit card	423	9,913	9,490	10,861	8,807	8,451
Other	(18)	243	261	276	281	287
Commercial	63	1,835	1,772	1,707	1,775	1,715
Total loans held in portfolio(6)	(2,027)	214,994	217,021	224,960	241,765	243,503
Less: allowance for loan and lease losses	(20)	(1,560)	(1,540)	(1,630)	(1,550)	(1,663)
Total loans held in portfolio, net	$(2,047)	$213,434	$215,481	$223,330	$240,215	$241,840

(1)	Short-term adjustable-rate loans reprice within one year.
(2)
The total amount by which the unpaid principal balance of Option ARM loans exceeded their original principal amount was $1.30 billion, $1.12 billion, $888 million, $681 million and $474 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006.

(3)	Medium-term adjustable-rate loans reprice after one year.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)
Includes subprime mortgage channel loans, comprising mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio as follows:

Subprime Mortgage Channel	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2007	2007	2006	2006	2006
Home loans	$17,602	$17,610	$18,725	$20,083	$20,498
Home equity loans and lines of credit	2,855	2,749	2,042	1,522	424
Total	$20,457	$20,359	$20,767	$21,605	$20,922

(6)
Includes net unamortized deferred loan origination costs of $1.33 billion, $1.43 billion, $1.48 billion, $1.61 billion and $1.62 billion at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from Mar. 31, 2007 to June 30, 2007	June 30, 2007	Weighted Average Coupon Rate	Mar. 31, 2007	Weighted Average Coupon Rate	June 30, 2006	Weighted Average Coupon Rate
Selected Loans Secured by Real Estate and MBS
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(4,675)	$53,455	7.74%	$58,130	7.74%	$69,224	6.72
Other ARMs	37	13,538	7.28	13,501	7.25	15,021	6.75
Total short-term adjustable-rate loans	(4,638)	66,993	7.65	71,631	7.65	84,245	6.72
Medium-term adjustable-rate loans(2)	(277)	29,647	5.99	29,924	5.86	52,032	5.68
Fixed-rate loans	(1)	9,505	6.71	9,506	6.68	9,424	6.50
Total home loans held in portfolio	(4,916)	106,145	7.10	111,061	7.08	145,701	6.34
Home equity loans and lines of credit:
Short-term (Prime-based or treasury-based)(1)	1,141	34,995	8.47	33,854	8.45	36,640	8.33
Fixed-rate loans	1,367	23,636	7.68	22,269	7.62	16,341	6.88
Total home equity loans and lines of credit	2,508	58,631	8.15	56,123	8.12	52,981	7.88
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	(723)	7,650	7.28	8,373	7.29	9,255	6.54
Other ARMs	131	7,910	6.77	7,779	7.01	6,095	6.66
Total short-term adjustable-rate loans	(592)	15,560	7.02	16,152	7.15	15,350	6.59
Medium-term adjustable-rate loans(2)	345	11,890	5.93	11,545	5.78	9,781	5.46
Fixed-rate loans	22	1,840	6.35	1,818	6.39	1,618	6.48
Total multi-family loans held in portfolio	(225)	29,290	6.53	29,515	6.57	26,749	6.17
Total selected loans held in portfolio secured by real estate(3)	(2,633)	194,066	7.33	196,699	7.30	225,431	6.68
Loans held for sale(4)	(7,395)	18,999	6.39	26,394	6.44	23,031	6.43
MBS(5):
Short-term adjustable-rate MBS(1)	(510)	5,453	5.70	5,963	5.71	9,058	5.42
Medium-term adjustable-rate MBS(2)	349	2,802	5.22	2,453	5.09	3,853	4.97
Fixed-rate MBS	4,032	11,555	5.39	7,523	5.25	8,527	5.27
Total MBS(6)	3,871	19,810	5.45	15,939	5.40	21,438	5.28
Total selected loans secured by real estate and MBS	$(6,157)	$232,875	7.10	$239,032	7.08	$269,900	6.55

(1)	Short-term adjustable-rate loans and MBS reprice within one year.
(2)	Medium-term adjustable-rate loans and MBS reprice after one year.
(3)
At June 30, 2007, March 31, 2007, and June 30, 2006, adjustable-rate loans with lifetime caps were $158.24 billion, $162.24  billion, and $193.17 billion with a lifetime weighted average cap rate of 12.96%, 12.31% and 12.13%.

(4)	Excludes credit card and student loans.
(5)	Includes only those securities designated as available-for-sale. Excludes principal-only strips and interest-only strips.
(6)
At June 30, 2007, March 31, 2007 and June 30, 2006, the par value of adjustable-rate MBS with lifetime caps were $8.02 billion, $8.16 billion and $12.81 billion with a lifetime weighted average cap rate of 10.57%, 10.55% and 10.42%.

Rollforward of Loans Held for Sale	Mar. 31, 2007 to June 30, 2007	Dec. 31, 2006 to June 30, 2007
Balance, beginning of period	$26,874	$44,970
Mortgage loans originated, purchased and transferred from held in portfolio	29,492	59,578
Mortgage loans transferred to held in portfolio	(1,760)	(2,674)
Mortgage loans sold and other(1)	(35,127)	(82,630)
Net change in consumer loans held for sale	(152)	83
Balance, end of period	$19,327	$19,327

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$111,061	$118,204
Loans originated, purchased and transferred from held for sale	5,136	10,285
Loan payments, transferred to held for sale and other	(10,052)	(22,344)
Balance, end of period	$106,145	$106,145

(1)	The unpaid principal balance ("UPB") of home loans sold was $30.30 billion and $75.55 billion for the three and six months ended June 30, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2007	2007	2006	2006	2006
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(1):
Gain from home mortgage loans and originated mortgage-backed securities	$66	$149	$64	$206	$190
Revaluation gain (loss) from derivatives economically hedging loans held for sale	126	(54)	91	(87)	61
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments	192	95	155	119	251
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue(2)	526	514	497	525	586
Change in MSR fair value due to payments on loans and other	(401)	(356)	(375)	(410)	(460)
Net mortgage loan servicing revenue	125	158	122	115	126
Change in MSR fair value due to valuation inputs or assumptions	530	(96)	(80)	(469)	435
Revaluation gain (loss) from derivatives economically hedging MSR	(547)	(32)	(33)	353	(433)
Adjustment to MSR fair value for MSR sale	-	-	-	-	(157)
Home mortgage loan servicing revenue (expense), net of MSR valuation changes and derivative risk management instruments	108	30	9	(1)	(29)
Total revenue from sales and servicing of home mortgage loans	$300	$125	$164	$118	$222

	Six Months Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	June 30,	June 30,
	2007	2006
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments(1):
Gain from home mortgage loans and originated mortgage-backed securities	$214	$356
Revaluation gain from derivatives economically hedging loans held for sale	72	104
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	286	460
Home mortgage loan servicing revenue:
Home mortgage loan servicing revenue(2)	1,041	1,159
Change in MSR fair value due to payments on loans and other	(757)	(869)
Net mortgage loan servicing revenue	284	290
Change in MSR fair value due to valuation inputs or assumptions	434	849
Revaluation loss from derivatives economically hedging MSR	(579)	(956)
Adjustment to MSR fair value for MSR sale	-	(157)
Home mortgage loan servicing revenue, net of MSR valuation
changes and derivative risk management instruments	139	26
Total revenue from sales and servicing of home mortgage loans	$425	$486

(1)	Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.
(2)	Includes contractually specified servicing fees, late charges and the shortfall of the scheduled interest required to be remitted to investors and that which is collected from borrowers upon payoff.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2007	2007	2006	2006	2006
MSR Valuation and Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions	$530	$(96)	$(80)	$(469)	$435
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives	(547)	(32)	(33)	353	(433)
Revaluation gain (loss) from certain trading securities	(4)	4	(5)	39	(47)
Loss from certain available-for-sale securities	-	-	-	(1)	-
Total gain (loss) on MSR risk management instruments	(551)	(28)	(38)	391	(480)
Total changes in MSR valuation and risk management	$(21)	$(124)	$(118)	$(78)	$(45)

	Six Months Ended
	June 30,	June 30,
	2007	2006
MSR Valuation and Risk Management(1):
Change in MSR fair value due to valuation inputs or assumptions	$434	$849
Loss on MSR risk management instruments:
Revaluation loss from derivatives	(579)	(956)
Revaluation loss from certain trading securities	-	(89)
Total loss on MSR risk management instruments	(579)	(1,045)
Total changes in MSR valuation and risk management	$(145)	$(196)

(1)	Excludes $157 million downward adjustment to MSR fair value recognized in the three and six months ended June 30, 2006.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2007	2007	2006	2006	2006
Rollforward of Mortgage Servicing Rights(1)
Balance, beginning of period	$6,507	$6,193	$6,288	$9,162	$8,736
Home loans:
Additions	592	760	357	533	607
Change in MSR fair value due to payments on loans and other	(401)	(356)	(375)	(410)	(460)
Change in MSR fair value due to valuation inputs or assumptions	530	(96)	(80)	(469)	435
Adjustment to MSR fair value for MSR sale	-	-	-	-	(157)
Sale of MSR	-	-	1	(2,527)	-
Net change in commercial real estate MSR	3	6	2	(1)	1
Balance, end of period	$7,231	$6,507	$6,193	$6,288	$9,162
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$467,782	$444,696	$439,208	$570,352	$569,501
Home loans:
Additions	29,949	44,550	25,833	29,899	30,949
Sale of servicing	-	-	-	(141,842)	(9)
Loan payments and other	(24,213)	(22,469)	(20,744)	(19,288)	(30,368)
Net change in commercial real estate loans	1,349	1,005	399	87	279
Balance, end of period	$474,867	$467,782	$444,696	$439,208	$570,352

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2007	2007	2006	2006	2006
Total Servicing Portfolio
Mortgage loans serviced for others	$474,867	$467,782	$444,696	$439,208	$570,352
Consumer loans serviced for others	14,745	13,645	12,415	13,112	12,644
Servicing on retained MBS without MSR	1,023	1,082	1,140	1,199	1,262
Servicing on owned loans	218,122	226,217	251,766	245,925	247,489
Subservicing portfolio	439	465	84,797	137,089	552
Total servicing portfolio	$709,196	$709,191	$794,814	$836,533	$832,299

	June 30, 2007
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
Mortgage Loans Serviced for Others by Loan Type		annualized)
Agency	$246,758	31
Private	193,661	57
Subprime mortgage channel-home	34,448	50
Total mortgage loans serviced for others(2)	$474,867	43

(1)	MSR as a percentage of mortgage loans serviced for others was 1.52%, 1.39%, 1.39%, 1.43% and 1.61% at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006.
(2)	Weighted average coupon rate was 6.33% at June 30, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,540	$1,630	$1,550	$1,663	$1,642
Allowance transferred to loans held for sale	(81)	(148)	(158)	(125)	(87)
Allowance acquired through business combinations/other	-	7	30	-	-
Provision for loan and lease losses	372	234	344	166	224
	1,831	1,723	1,766	1,704	1,779
Loans charged off:
Loans secured by real estate:
Home loans(1)	(21)	(35)	(16)	(12)	(11)
Home equity loans and lines of credit(1)	(55)	(29)	(13)	(8)	(6)
Subprime mortgage channel(2)	(103)	(40)	(52)	(47)	(21)
Home construction(3)	(1)	-	(4)	(3)	-
Other real estate	(1)	-	(1)	(2)	-
Total loans secured by real estate	(181)	(104)	(86)	(72)	(38)
Consumer:
Credit card	(106)	(96)	(68)	(98)	(94)
Other	(2)	(3)	(3)	(3)	(6)
Commercial	(15)	(9)	(9)	(6)	(4)
Total loans charged off	(304)	(212)	(166)	(179)	(142)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home loans(1)	1	1	-	-	1
Home equity loans and lines of credit(1)	3	3	2	2	3
Subprime mortgage channel(2)	11	1	4	-	1
Multi-family	-	-	-	-	1
Other real estate	-	-	-	-	1
Total loans secured by real estate	15	5	6	2	7
Consumer:
Credit card	15	16	18	16	15
Other	-	6	3	4	3
Commercial	3	2	3	3	1
Total recoveries of loans previously charged off	33	29	30	25	26
Net charge-offs	(271)	(183)	(136)	(154)	(116)
Balance, end of quarter	$1,560	$1,540	$1,630	$1,550	$1,663

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	0.50%	0.33%	0.23%	0.26%	0.19%
Allowance as a percentage of loans held in portfolio	0.73	0.71	0.72	0.64	0.68

(1)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(2)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2007	2007	2006	2006	2006
Nonperforming Assets
Nonaccrual loans(1)(2):
Loans secured by real estate:
Home loans(3)	$991	$690	$640	$568	$512
Home equity loans and lines of credit(3)	378	297	231	162	103
Subprime mortgage channel (4)	1,707	1,503	1,283	1,121	1,092
Home construction(5)	47	41	27	35	31
Multi-family	69	60	46	31	19
Other real estate	52	52	51	53	56
Total nonaccrual loans secured by real estate	3,244	2,643	2,278	1,970	1,813
Consumer	1	1	1	1	1
Commercial	30	28	16	16	16
Total nonaccrual loans held in portfolio	3,275	2,672	2,295	1,987	1,830
Foreclosed assets(6)	750	587	480	405	330
Total nonperforming assets(7)	$4,025	$3,259	$2,775	$2,392	$2,160

Total nonperforming assets
as a percentage of total assets	1.29%	1.02%	0.80%	0.69%	0.62%

(1)
Nonaccrual loans held for sale, which are excluded from the nonaccrual balances presented above, were $171 million, $195 million, $185 million, $129 million, and $122 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006.  Loans held for sale are accounted for at lower of aggregate cost or fair value, with valuation changes included as adjustments to noninterest income.

(2)
Credit card loans are exempt under regulatory rules from being classified as nonaccrual because they are charged off when they are determined to be uncollectible, or by the end of the month in which the account becomes 180 days past due.

(3)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(4)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(6)
Foreclosed real estate securing Government National Mortgage Association (“GNMA”) loans of $49 million, $72 million, $99 million, $129 million, and $142 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006 have been excluded.  These assets are fully collectible as the corresponding GNMA loans are insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veterans Affairs (“VA”).

(7)
Excludes accruing restructured loans of $285 million, $355 million, $330 million, $331 million, and $336 million at June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006, and June 30, 2006.